Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended February 28, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$354,014
Unrealized Gain (Loss) on Market Value of Futures	(11,266,743)
Interest Income	536,395
ETF Transaction Fees	1,750
Total Income (Loss)	$(10,374,584)

Expenses
Management Fees	$320,715
Professional Fees	51,101
Brokerage Commissions	71,047
Non-interested Directors' Fees and Expenses	4,498
Prepaid Insurance Expense	2,192
Total Expenses	$449,553
Net Income (Loss)	$(10,824,137)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/18	$527,085,371
Additions (250,000 Shares)	10,646,513
Withdrawals (50,000 Shares)	(2,141,000)
Net Income (Loss)	(10,824,137)

Net Asset Value End of Month	$524,766,747
Net Asset Value Per Share (12,350,000 Shares)	$42.49

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended February 28, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$499,675
Unrealized Gain (Loss) on Market Value of Futures	(841,313)
Interest Income	14,876
Total Income (Loss)	$(326,762)

Expenses
Management Fees	$7,097
Professional Fees	3,318
Brokerage Commissions	1,920
Non-interested Directors' Fees and Expenses	122
Prepaid Insurance Expense	92
Total Expenses	12,549
Expense Waiver	(3,815)
Net Expenses	$8,734
Net Income (Loss)	$(335,496)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/18	$14,295,213
Net Income (Loss)	(335,496)

Net Asset Value End of Month	$13,959,717
Net Asset Value Per Share (700,000 Shares)	$19.94

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended February 28, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$9,543
Realized Trading Gain (Loss) on Foreign Currency Transactions	16
Unrealized Gain (Loss) on Market Value of Futures	26,043
Unrealized Gain (Loss) on Foreign Currency Translations	4
Interest Income	1,833
Total Income (Loss)	$37,439

Expenses
Management Fees	$881
Professional Fees	3,319
Brokerage Commissions	139
Non-interested Directors' Fees and Expenses	15
Prepaid Insurance Expense	92
Total Expenses	4,446
Expense Waiver	(3,396)
Net Expenses	$1,050
Net Income (Loss)	$36,389

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/18	$1,756,727
Net Income (Loss)	36,389

Net Asset Value End of Month	$1,793,116
Net Asset Value Per Share (100,000 Shares)	$17.93

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended February 28, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$863,232
Realized Trading Gain (Loss) on Foreign Currency Transactions	16
Unrealized Gain (Loss) on Market Value of Futures	(12,082,013)
Unrealized Gain (Loss) on Foreign Currency Translations	4
Interest Income	553,104
ETF Transaction Fees	1,750
Total Income (Loss)	$(10,663,907)

Expenses
Management Fees	$328,693
Professional Fees	57,738
Brokerage Commissions	73,106
Non-interested Directors' Fees and Expenses	4,635
Prepaid Insurance Expense	2,376
Total Expenses	466,548
Expense Waiver	(7,211)
Net Expenses	$459,337
Net Income (Loss)	$(11,123,244)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/18	$543,137,311
Additions (250,000 Shares)	10,646,513
Withdrawals (50,000 Shares)	(2,141,000)
Net Income (Loss)	(11,123,244)

Net Asset Value End of Month	$540,519,580

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612